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                                                                    EXHIBIT 99.9

                          CONSENT OF DIRECTOR NOMINEES

     I hereby consent to the reference to me in the Joint Proxy
Statement/Prospectus constituting a part of the Registration Statement on Form S-4 with which this consent is filed as a person who has been nominated to serve as a director of Seagull Energy Corporation upon consummation of the merger of Ocean Energy, Inc. and Seagull Energy Corporation.

Dated: February 18, 1999

                                                  /s/ JOHN B. BROCK
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                                                     John B. Brock

                                                 /s/ JAMES C. FLORES
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                                                    James C. Flores

                                              /s/ THOMAS D. CLARK, JR.
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                                                  Thomas D. Clark, Jr.

                                            /s/ CHARLES F. MITCHELL, M.D.
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                                               Charles F. Mitchell, M.D.

                                                 /s/ ELVIS L. MASON
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                                                     Elvis L. Mason

                                               /s/ DAVID K. NEWBIGGING
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                                                  David K. Newbigging

                                                 /s/ JAMES L. DUNLAP
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                                                    James L. Dunlap

                                                /s/ ROBERT L. HOWARD
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                                                    Robert L. Howard